Issuer Free Writing Prospectus filed pursuant to Rule 433

Supplementing the Prospectus Supplement dated October 15, 2018 and the Prospectus dated January 24, 2018

Registration No. 333-222676

Subject Line: Stay on track with a great rate from Toyota

A great rate. More flexible than CDs. Learn more.

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*Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: An unexpected income option from Toyota

Discover a new investment from a company you trust.

View web version.

*Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: Don’t miss high rates from Toyota

Explore an income driver for every stage of life.

View web version.

*Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: A competitive rate from Toyota

Get the rate you want. From a partner you can trust.

View web version.

[1] Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

[2] As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: Invest your income with Toyota

A competitive 2.00% rate with no lock-ups.

View web version.

[1] Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

[2] As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: Invest with Toyota for a competitive rate

A trusted partner. A better rate. Learn more.

View web version.

[1] Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

[2] As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: New: CD-like returns, no long-term commitment needed

A smart investment that’s always accessible.

View web version.

[1] Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

[2] As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: New from Toyota: an investment that rivals CDs

An investment you can trust for a great rate.

View web version.

[1] Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

[2] As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: Grow income without locking it up

Toyota now offers better rates than a CD.

View web version.

[1] Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

[2] As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: Toyota offers a competitive rate

A surprising company. An unexpected rate.

View web version.

[1] Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

[2] As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: Why invest with Toyota?

Learn more about a new investment tool.

View web version.

[1] Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

[2] As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

Subject Line: Invest with Toyota for a high rate

A new investment to power your income.

View web version.

[1] Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

[2] As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419